T. Rowe Price High Yield Fund
T. Rowe Price Institutional High Yield Fund

Supplement to Prospectuses and Summary Prospectuses dated October 1, 2022

T. Rowe Price International Discovery Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2023

Effective September 1, 2023, the funds will resume accepting new accounts and purchases from most investors who invest directly with T. Rowe Price.

Accordingly, effective September 1, 2023, the first sentence under “Purchase and Sale of Fund Shares” in each summary prospectus and section 1 of each prospectus is deleted in its entirety. In addition, the section entitled “Closed to New Investors” in Section 2 of the prospectus is deleted in its entirety.

The date of this supplement is August 7, 2023.

G49-041 8/7/23